                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                           1934 (Amendment No. _____)

[ x ]   Filed by the Registrant
[   ]   Filed by a Party other than the Registrant

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ x ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                              JAKKS Pacific, Inc.
--------------------------------------------------------------------------------
Name of Registrant as Specified in its Charter

--------------------------------------------------------------------------------
Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
[ x ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

(4)     Proposed aggregate value of transaction:

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(5)     Total fee paid:

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[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 09- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid: ________________________________________________

(2)     Form.  Schedule or Registration Statement No. __________________________

(3)     Filing Party: __________________________________________________________

(4)     Date Filed: ____________________________________________________________

                              JAKKS PACIFIC, INC.
                     22761 PACIFIC COAST HIGHWAY, SUITE 226
                                MALIBU, CA 90265

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 29, 1998

     The Annual Meeting of Stockholders of JAKKS PACIFIC, INC. (the "Company") will be held at the Sherwood Country Club, 320 West Stafford Road, Thousand Oaks, California 91361, on July 29, 1998 at 2:00 p.m. local time, to consider and act upon the following matters:

     (1) To elect five directors to serve for the ensuing year.

     (2) To ratify the selection by the Board of Directors of Pannell Kerr Forster, Certified Public Accountants, a professional corporation, as the Company's independent auditors for the current fiscal year.

     (3) To ratify and approve the Company's Third Amended and Restated 1995 Stock Option Plan.

     (4) To amend the Company's Restated Certificate of Incorporation, increasing the number of shares of Preferred Stock, par value $.001 per share, the Company is authorized to issue, from 5,000 shares to 1,000,000 shares.

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record as of the close of business on June 10, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors

                                          /s/ STEPHEN G. BERMAN

                                          --------------------------------------
                                          Stephen G. Berman
                                          Secretary

Malibu, California
June 25, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                              JAKKS PACIFIC, INC.
                     22761 PACIFIC COAST HIGHWAY, SUITE 226
                                MALIBU, CA 90265

          PROXY STATEMENT FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 29, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of JAKKS PACIFIC, INC. (the "Company") for use at the 1998 Annual Meeting of Stockholders to be held on July 29, 1998, and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with a stockholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     The Company mailed this Proxy Statement to stockholders on or about June 25, 1998, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997.

VOTING SECURITIES AND VOTES REQUIRED

     At the close of business on June 10, 1998, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 5,882,092 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Stockholders are entitled to one vote per share.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for the ratification of the selection by the Board of Directors of Pannell Kerr Forster as the Company's independent auditors for the current fiscal year, the approval of the adoption of the Company's Third Amended and Restated 1995 Stock Option Plan and the amendment of the Company's Restated Certificate of Incorporation increasing the number of shares of Preferred Stock the Company is authorized to issue. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of June 10, 1998, with respect to the beneficial ownership of the Company's Common Stock by (i) each current director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than five per cent (5%) of the outstanding shares of Common Stock of the Company.

                    NAME AND ADDRESS                        NUMBER OF SHARES       PERCENT
                  OF BENEFICIAL OWNER                     BENEFICIALLY OWNED**    OF CLASS**
                  -------------------                     --------------------    ----------
Jack Friedman...........................................       1,187,488(1)         20.2%
  22761 Pacific Coast Highway
  Suite 226
  Malibu, CA 90265
Stephen G. Berman.......................................         179,498             3.1%
  22761 Pacific Coast Highway
  Suite 226
  Malibu, CA 90265
Joel M. Bennett.........................................          17,625(2)             *
  22761 Pacific Coast Highway
  Suite 226
  Malibu, CA 90265
Michael G. Miller.......................................          35,025(3)             *
  One Blue Hill Plaza
  Pearl River, NY 10965
Murray L. Skala.........................................         193,446(4)          3.3%
  750 Lexington Avenue
  New York, NY 10022
Robert E. Glick.........................................          42,025(5)             *
  1400 Broadway
  New York, NY 10022
Renaissance Capital Growth & Income.....................         859,934(7)         12.8%
  Fund III, Inc.(6)
  8080 North Central Expressway
  Dallas, TX 75206
Renaissance US Growth & Income..........................         521,739(8)          8.1%
  Trust PLC(6)
  8080 North Central Expressway
  Dallas, TX 75206
Joseph Charles & Associates, Inc........................         320,000(9)          5.2%
  9701 Wilshire Boulevard
  Beverly Hills, CA 90212
All Officers and Directors as...........................       1,528,235(10)        25.4%
  a Group (six persons)

---------------

   * Less than 1% of the Company's outstanding shares.

  ** The number of Shares of Common Stock beneficially owned by each person or entity is determined under the rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The percentage of the Company's outstanding shares is calculated by including among the shares owned by such person any shares which such person or entity has the right to acquire within 60 days after June 10, 1998. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

 (1) Includes an aggregate of 126,872 shares held by Murray L. Skala as trustee under trusts for the benefit of the children of Mr. Friedman.

 (2) Includes 16,625 shares which Mr. Bennett has the right to acquire pursuant to outstanding stock options.

 (3) Represents 35,025 shares which Mr. Miller has the right to acquire pursuant to outstanding stock options.

 (4) Includes 40,450 shares which Mr. Skala has the right to acquire pursuant to outstanding stock options and an aggregate of 126,872 shares held by Mr. Skala as trustee under trusts for the benefit of the children of Mr. Friedman.

 (5) Includes 35,025 shares which Mr. Glick has the right to acquire pursuant to outstanding stock options.

 (6) Affiliates under common control.

 (7) Includes 521,739 shares which Renaissance Capital has the right to acquire upon conversion of $3,000,000 principal amount of the Company's 9% Convertible Debentures and 335,195 shares issuable upon conversion of the Company's Series A Preferred Stock.

 (8) Represents shares which Renaissance US Growth has the right to acquire upon conversion of $3,000,000 principal amount of the Company's 9% Convertible Debentures.

 (9) Includes 270,000 shares which Joseph Charles has the right to acquire upon exercise of warrants and 50,000 shares which Joseph Charles has the right to acquire upon exercise of options.

(10) Includes 127,125 shares issuable upon the exercise of options held by the executive officers and directors of the Company. See Footnotes (1) through
     (5).

     Messrs. Friedman and Berman may be deemed "founders" of the Company, as such term is defined under the federal securities laws.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. There are no family relationships between or among any officers or directors of the Company.

NOMINEES

     Set forth below for each nominee as a director of the Company is his name and age, position with the Company, principal occupation and business experience during the past five years and the date of the commencement of each director's term as a director.

             NAME                AGE                     POSITION
             ----                ---                     --------
Jack Friedman                    58    President, Chairman and Chief Executive
                                       Officer
Stephen G. Berman                33    Executive Vice President, Chief Operating
                                       Officer, Secretary and Director
Michael G. Miller                50    Director
Murray L. Skala                  51    Director
Robert E. Glick                  53    Director

     JACK FRIEDMAN has been President, Chairman and Chief Executive Officer of the Company since co-founding it in 1995. From January 1989 until January 1995, Mr. Friedman was President, Chief Executive Officer and a director of T-HQ, Inc., a publicly-held company that develops and sells interactive games and software. From 1970 to 1991, Mr. Friedman held executive positions in various toy companies, including President and Chief Operating Officer of LJN Toys, Ltd. ("LJN"), a toy and software company. After LJN was acquired by MCA/Universal, Inc. ("MCA") in 1986, Mr. Friedman continued as President until MCA's sale of LJN in late 1989.

     STEPHEN G. BERMAN has been Executive Vice President, Chief Operating Officer, Secretary and a director of the Company since co-founding it in 1995. From October 1991 to August 1995, Mr. Berman was a Vice President and Managing Director of T-HQ, International, Inc., a subsidiary of T-HQ, Inc. From 1988 to 1991, he was President and an owner of Balanced Approach, Inc., a distributor of personal fitness products and services.

     MICHAEL G. MILLER has been a director of the Company since February 1996. From 1979 until May 1998, Mr. Miller was President and a director of JAMI Marketing, a list brokerage and list management consulting firm, JAMI Data, a database management consulting firm, and JAMI Direct, a direct mail graphic and creative design firm. Mr. Miller's interests in such entities were sold in May 1998. He is also a director of Quintel Entertainment, Inc., a publicly-held company in the telephone entertainment services business.

     MURRAY L. SKALA has been a director of the Company since October 1995. Since 1976, Mr. Skala has been a partner of the law firm Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, counsel to the Company. Mr. Skala is also a director of Quintel Entertainment, Inc., and Katz Digital Technologies, Inc., a publicly-held company in the business of producing digital printing and prepress services.

     ROBERT E. GLICK has been a director of the Company since October 1996. For more than twenty years, Mr. Glick has been an officer, director and a principal stockholder in a number of privately held affiliated companies which manufacture and market women's apparel.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. Directors who are not employees of the Company are entitled to receive options to purchase shares of Common Stock upon their election as a director and annually while they serve as directors, pursuant to the Company's Second Amended and Restated 1995 Stock Option Plan.

     In connection with certain financing provided to the Company, effective as of January 8, 1997, the Company issued convertible debentures to Renaissance Capital Growth Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC (together, "Renaissance"). Until such convertible debentures are fully redeemed or converted, Renaissance has the right to designate one person for nomination by management as a director of the Company or as an advisor to the Board. Upon certain events of default under the loan agreement for the convertible debentures, Renaissance has the right to designate an additional person as director of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee, a Compensation Committee and a Stock Option Committee (the "Committees"). The Board does not have a Nominating Committee and performs the functions of a Nominating Committee itself.

     AUDIT COMMITTEE. The functions of the Audit Committee are to recommend the appointment of the Company's independent certified public accountants and to review the scope and effect of such audits. Messrs. Miller, Glick and Skala are the current members of the Audit Committee.

     COMPENSATION COMMITTEE. The functions of the Compensation Committee are to make recommendations to the Board regarding compensation of management and certain significant employees and to administer plans and programs relating to employee benefits, incentives and compensation, other than the Second Amended and Restated 1995 Stock Option Plan. Messrs. Friedman, Miller and Skala are the current members of the Compensation Committee.

     STOCK OPTION COMMITTEE. The function of the Stock Option Committee is to determine the recipients of and the size of awards granted under the Company's Second Amended and Restated 1995 Stock Option Plan. Messrs. Miller and Glick are the current members of the Stock Option Committee.

     There were seven meetings of the Board of Directors held during 1997, at which all of the members thereof were present. No meetings were held during 1997 by the Committees.

EXECUTIVE OFFICERS

     Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. Two of the Company's executive officers, Jack Friedman and Stephen G. Berman, are also directors of the Company. Information with regard to such persons is set forth above under the heading "Nominees."

     The remaining executive officer is Mr. Joel Bennett. Mr. Bennett joined the Company in September 1995 as Chief Financial Officer. From August 1993 to September 1995, he served in several financial management capacities at Time Warner Entertainment Company, L.P., including Controller of Warner Bros. Consumer Products Worldwide Merchandising and Interactive Entertainment. From June 1991 to August 1993, he was Vice President and Chief Financial Officer of TTI Technologies, Inc., a direct-mail computer hardware and software distribution company. Previously, from 1986 to June 1991, Mr. Bennett held various financial management positions at the Walt Disney Company, including Senior Manager of Finance for the international television syndication and production division.

     The Company has obtained "key man" life insurance in the amount of $8,000,000 on the life of Jack Friedman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Skala, a director of the Company, is a partner in the law firm of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP ("Feder Kaszovitz"), counsel to the Company. The Company paid legal fees to Feder Kaszovitz in the amount of approximately $151,000 in 1997. Feder Kaszovitz continues to provide services to the Company during its current fiscal year. Its fees are based primarily on hourly rates. The Company believes that its relationship with such firm is on terms no less or more favorable to the Company than could have been obtained from unaffiliated third parties.

     As of August 28, 1997, the Company entered into an agreement with Joseph Charles & Associates, Inc. ("JCA"), a market maker in the Company's Common Stock on the Nasdaq National Market, whereby JCA was engaged to perform financial advisory and consulting services on behalf of the Company through August 28, 2000, in consideration for warrants to purchase 50,000 shares of the Company's Common Stock at an exercise price of $6.875 per share.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company for the fiscal years ended December 31, 1997, 1996 and 1995 for the Company's Chief Executive Officer and to each of its executive officers whose compensation exceeded $100,000 in 1997 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                   (A)                     (B)        (C)        (D)           (E)
                                                    ANNUAL                 OTHER ANNUAL
                                                    SALARY      BONUS      COMPENSATION
       NAME AND PRINCIPAL POSITION         YEAR       ($)        ($)           ($)
       ---------------------------         ----     -------    -------     ------------
Jack Friedman............................  1997     296,000    130,224            --
  President, Chief Executive               1996     226,000     53,722(4)         --
  Officer and Chairman                     1995(1)   67,000         --            --
Stephen G. Berman........................  1997     271,000    130,224            --
  Chief Operating Officer,                 1996     201,000      3,722(4)         --
  Executive Vice President                 1995(2)   41,667         --            --
  and Secretary
Joel M. Bennett..........................  1997     110,000         --            --
  Chief Financial Officer                  1996      85,000     10,200(4)         --
                                           1995(3)   21,346         --            --

---------------
(1) Mr. Friedman's employment with the Company commenced on September 1, 1995.

(2) Mr. Berman's employment with the Company commenced on September 1, 1995.

(3) Mr. Bennett's employment with the Company commenced on September 18, 1995.

(4) Bonuses were earned in 1996, but were paid in February 1997.

     The following table sets forth certain information regarding the granting of options to the Named Officers during 1997.

                           OPTION/SAR GRANTS IN 1997

                               INDIVIDUAL GRANTS

            (A)                       (B)                  (C)               (D)            (E)
                                                        % OF TOTAL
                              NUMBER OF SECURITIES     OPTIONS/SARS
                                   UNDERLYING           GRANTED TO        EXERCISE
                                  OPTIONS/SARS         EMPLOYEES IN     OR BASE PRICE    EXPIRATION
            NAME                  GRANTED (#)         FISCAL YEAR(1)      ($/SHARE)         DATE
            ----              --------------------    --------------    -------------    ----------
Jack Friedman...............        125,000                33.8%           $10.725        10/8/02
Stephen G. Berman...........        125,000                33.8               9.75        10/8/02
Joel M. Bennett.............         30,000                 8.1               9.75        10/8/02

---------------
(1) Options to purchase a total of 370,000 shares of Common Stock were granted to the Company's employees, including the Named Officers, during 1997.

     The following table sets forth certain information regarding options exercised, if any, and exercisable during 1997 and the value of the options held as of December 31, 1997 by the Named Officers:

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUE

                                                           NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                              SHARES                              OPTIONS                IN-THE-MONEY OPTIONS
                             ACQUIRED       VALUE           AT FISCAL YEAR END            AT FISCAL YEAR END
                            ON EXERCISE    REALIZED     ---------------------------   ---------------------------
           NAME                 (#)          ($)        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   ----------    -----------   -------------   -----------   -------------
Jack Friedman.............         0              --           0         125,000            --         (3)
Stephen G. Berman.........         0              --           0         125,000            --         (3)
Joel M. Bennett...........    16,625      112,218.75(1)   16,625          33,250        99,750(2)      199,500(2)
                                                               0          30,000            --         (3)

---------------
(1) The difference between (x) the product of the exercised options and $8.75 (the price of the Company's Common Stock at the time of exercise of the options on September 15, 1997, as listed on the Nasdaq National Market), less (y) the product of the exercised options and the exercise price of such options.

(2) The difference between (x) the product of the unexercised options and $8.00 (the closing price of the Company's Common Stock on December 31, 1997, as listed on the Nasdaq National Market), less (y) the product of the unexercised options and the exercise price of such options.

(3) Such options were out-of-the-money as of December 31, 1997.

BOARD COMPENSATION

     As a result of the Company's policy to compensate directors who are not employees of the Company for their services other than by cash payments, the Company's Second Amended and Restated 1995 Stock Option Plan provides for the automatic grant to each such director of options to purchase 25,000 shares of Common Stock upon election to the Board and for the additional automatic quarterly grant of options for each such director to purchase 6,250 shares of Common Stock (25,000 shares per annum). The exercise price for all of such options is the market value of the Common Stock on the date of such grant.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Mr. Friedman expiring on December 31, 2004. Pursuant to this agreement, Mr. Friedman is employed as Chief Executive Officer and President. The employment agreement provides for employment on a full-time basis. Pursuant to such agreement, the Company agreed to pay Mr. Friedman a base salary of $446,000 per annum, subject to annual increases in an amount determined by the Company's Board of Directors, but in no event less than $25,000 per annum, and an annual bonus equal to 4% of the Company's pre-tax earnings, provided such pre-tax earnings equal or exceed $2,000,000. Such executive officer is also entitled to certain severance payments in the event of the termination of his employment upon a "Change in Control" (as defined in the employment agreement) of the Company or certain other specified events.

     The Company has entered into an employment agreement with Mr. Berman expiring on December 31, 2004. Pursuant to this agreement, Mr. Berman is employed as Chief Operating Officer, Executive Vice President and Secretary. The employment agreement provides for employment on a full-time basis. Pursuant to such agreement, the Company agreed to pay Mr. Berman a base salary of $421,000 per annum, subject to annual increases in an amount determined by the Company's Board of Directors, but in no event, less than $25,000 per annum, and an annual bonus equal to 4% of the Company's pre-tax earnings, provided such pre-tax earnings equal or exceed $2,000,000. Such executive officer is also entitled to certain severance payments in the event of the termination of his employment upon a "Change in Control" (as defined in the employment agreement) of the Company or certain other specified events.

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Company has selected the firm of Pannell Kerr Forster, Certified Public Accountants, a professional corporation, as the principal independent auditors of the Company for the fiscal year ending December 31, 1998, subject to ratification by the stockholders. Pannell Kerr Forster served as the Company's independent auditors during 1997. If the appointment of the firm of Pannell Kerr Forster is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of Pannell Kerr Forster are expected to be present at the Annual Meeting, will have the opportunity to make a brief statement at the Annual Meeting, if they so desire, and will be available to answer appropriate questions from stockholders.

                           ADOPTION OF THE COMPANY'S
                           THIRD AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

     The Board of Directors has unanimously adopted, subject to stockholder approval, a Third Amended and Restated 1995 Stock Option Plan (the "Third Amended Plan"), which amends certain aspects of the Second Amended and Restated 1995 Stock Option Plan (the "Second Amended Plan"). If approved by the stockholders of the Company, the Third Amended Plan would (i) increase the number of shares of the Company's Common Stock available under the Third Amended Plan to 1,250,000 shares from the 750,000 shares available under the Second Amended Plan and (ii) provide for the inclusion in any future grants of options made to employees of the Company under the Third Amended Plan of a provision requiring the optionee, for a period of one year after termination of the optionees' employment with the Company, not to compete with the Company or disclose certain confidential information obtained during the course of the optionee's employment with the Company.

     The above-described amendments to the Second Amended Plan were unanimously approved by the Company's Board of Directors on May 19, 1998, subject to stockholder approval.

     The Third Amended Plan is summarized below. The full text of the Third Amended Plan is set forth in Appendix A to this Proxy Statement, and the following discussion is qualified by reference thereto.

ADMINISTRATION AND ELIGIBILITY

     The Third Amended Plan provides for the grant of stock options to officers, directors, eligible employees, consultants and advisors of the Company. The maximum number of shares of Common Stock available for issuance under the Second Amended Plan is 750,000 shares, which the Company proposes to expand to 1,250,000 shares under the Third Amended Plan.

     The Third Amended Plan provides for the granting of (i) Incentive Stock Options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") to the Company's eligible employees and (ii) Nonstatutory Stock Options which are not to be treated as incentive stock options to the Company's directors, eligible employees, consultants or advisors (together, the "Options").

     The Third Amended Plan is to be administered by the Board of Directors or the Stock Option Committee (the "Committee"). Any construction or interpretation of terms and provisions of the Third Amended Plan by the Board or Committee are final and conclusive. The class of persons which shall be eligible to receive discretionary grants of Options under the Third Amended Plan shall be employees (including officers), consultants or advisors of either the Company or any subsidiary corporation of the Company. Employees shall be entitled to receive Incentive Stock Options and Nonstatutory Stock Options. Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or the Committee, in their sole discretion, but subject to the provisions of the Third Amended Plan, shall determine the employees, consultants or advisors of the Company or its subsidiary corporations to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

     On the date any person first becomes a director of the Company during the term of the Third Amended Plan, and such person is not an employee of the Company, such person will automatically be granted, without further action by the Board or Committee, a one-time grant of an option to purchase 25,000 shares of the Company's Common Stock.

     On the first day of each calendar quarter during the term of the Third Amended Plan, directors who are not employees of the Company then serving in such capacity, are each to be automatically granted, without further action by the Board or Committee, an option to purchase 6,250 shares of the Company's Common Stock.

     Under the Third Amended Plan, directors who are not employees of the Company may only be granted Nonstatutory Stock Options. Such individuals include attorneys, accountants, consultants and advisors of the Company who, in addition to providing services in such capacities, also serve as directors of the Company.

     No Incentive Stock Option granted under the Third Amended Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant.

     The exercise price of the Nonstatutory Stock Options granted to directors who are not employees of the Company shall be the "fair market value" (as defined pursuant to the Third Amended Plan) of the Company's Common Stock on the date such options are granted. The exercise price of all other Nonstatutory Stock Options granted under the Third Amended Plan shall be determined by the Board or Committee at the time of the grant of the Option.

     A Nonstatutory Stock Option granted to directors who are not employees of the Company shall vest entirely on the date granted and shall be exercisable for a period of ten (10) years. All other Nonstatutory Stock Options granted under the Third Amended Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years).

     If the employment of an employee by the Company or any subsidiary of the Company shall be terminated either voluntarily by the employee or for cause, then such employee's Options shall immediately expire. If such employment or services shall terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination. The retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause.

     If the holder of any Options under the Third Amended Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may be exercised by the estate of such employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

     If the holder of any Options under the Third Amended Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may be exercised at any time within one (1) year after his termination of employment due to such disability.

     If the services of a director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall immediately expire. If such services shall terminate for any other reason

(including the death or disability of a director who is not an employee of the Company), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination. In the event of the death of a director who is not an employee of the Company, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such director at any time within one (1) year after such death.

     Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options under the Third Amended Plan, such Options may be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

     Options granted under the Third Amended Plan may provide for the payment of the exercise price by the delivery of a check to the order of the Company in an amount equal to the exercise price, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment.

     All options are nontransferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     There are approximately 63 employees and 3 directors who are not employees of the Company who are eligible for participation in the Third Amended Plan. The Company cannot presently approximate the number of consultants and/or advisors who will be eligible to receive Options under the Third Amended Plan.

MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

     In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Board or Committee in the aggregate number of shares available under the Third Amended Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option and payment of the exercise price, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted pursuant to the Third Amended Plan from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

AMENDMENT AND TERMINATION OF THE THIRD AMENDED PLAN

     The Third Amended Plan shall terminate on December 1, 2005, which is within ten (10) years from the date of the adoption of the Company's original 1995 Stock Option Plan by the Board of Directors and stockholders, or sooner as hereinafter provided, and no Option shall be granted after termination of the Third Amended Plan.

     The Third Amended Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

     The Board of Directors may at any time, on or before the termination date of the Third Amended Plan, terminate the Third Amended Plan, or from time to time make such modifications or amendments to the Third Amended Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or other persons, or class of employees or other persons eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted under the Third Amended Plan which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amending or supplementing the Code.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of incentive stock options and non-statutory stock options. The tax consequences recognized by an optionee may vary; therefore, an optionee should consult his or her tax advisor for advice concerning any specific transaction.

     Incentive Stock Options. No taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option granted under the Third Amended Plan. The difference between the exercise price and the fair market value of the stock on the date of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years form the date of grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to treat such increase as capital gain.

     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the disposition of the stock less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply to options held by persons required to file reports under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The amount by which the proceeds of the sale exceeds the fair market value of the shares on the date of exercise will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If an optionee sells the shares acquired upon exercise of an option at a price less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period.

     Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a Non-Statutory Option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to options held by persons required to file reports under Section 16 of the Exchange Act. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to Section 162(m) of the Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

RESTRICTIVE COVENANTS

     The Third Amended Plan provides for the inclusion in any future grants of options made under the Third Amended Plan of a provision requiring the optionee, for a period of one year after termination of employment (the "Restrictive Period"), to agree to the following restrictive covenants:

  Nondisclosure.

     Upon the grant of any option under the Third Amended Plan, the optionee will agree not to divulge, furnish, or make accessible to any third person, company or other organization or entity (other than in the regular course of the Company's business) any confidential and privileged information relating to customer files and special customer information, licenses, product lines, intellectual property (including, but not limited to, patents, trademarks and copyrights), vendor sources and information, financings, mergers, acquisitions, selective personnel information and confidential processes, designs, ideas, plans, devices and materials, and other similar matters treated by the Company as confidential ("Confidential Information"), without the prior written consent of the Company; provided, however, that such covenant will not apply to any Confidential Information that was known by the optionee prior to the Company's disclosure thereof to such optionee, that is or becomes through no fault of the optionee generally available to the public, or that is independently developed and supplied to the optionee by a source other than the Company.

  Covenant not to Compete.

     Upon the grant of any option under the Third Amended Plan, the optionee will agree that during the continuation of his employment with the Company and during the Restrictive Period if his employment with the Company is terminated by him voluntarily or by the Company for cause, the optionee will not, directly or indirectly, within the United States of America:

          a. own, manage, operate, control, be employed by, render advisory services to, support or assist (by loans or otherwise), participate in or be connected in the management or control of any person, corporation, association, joint venture, partnership, or other business entity that engages in any part of the business of the Company in competition with the Company (a "Competitive Company"), unless his affiliation with such Competitive Company is not related in any way, directly or indirectly to the sale or marketing of products or the provision of services that are of the same kind or a like nature as those products sold or services provided by the Company at the time the optionee's employment terminates; or

          b. solicit or attempt in any manner to persuade or influence any present or future customer of the Company to divert its business from the Company to any Competitive Company.

                               NEW PLAN BENEFITS

     Because the option grants under the Third Amended Plan are discretionary, the Company cannot presently determine the benefits to be received by any particular individual or particular group of individuals for such options under the Third Amended Plan. The following table, however, sets forth the benefits (losses) that would have been received in 1997 by the Named Officers, all executive officers as a group, non-executive directors as a group and non-executive officer employees as a group, as if the Third Amended Plan had been in effect during 1997.

                                                           THE THIRD AMENDED PLAN(1)
                                                        --------------------------------
                                                               DOLLAR          NUMBER OF
                  NAME AND POSITION                          VALUE ($)          SHARES
                  -----------------                          ---------         ---------
Jack Friedman.........................................           *                *
Stephen G. Berman.....................................           *                *
Joel M. Bennett.......................................           *                *
Executive Officer Group...............................           *                *
Non-Executive Officer Director Group (3 persons)(2)
  January 1, 1997.....................................  $   8.00 per share(3)   18,750
  April 1, 1997.......................................  $   8.25 per share(3)   18,750
  July 1, 1997........................................  $  5.875 per share(3)   18,750
  October 1, 1997.....................................  $8.53125 per share(3)   18,750
Non-Executive Officer Employee Group..................           *                *

---------------
  * The Third Amended Plan provides for the automatic granting of Options only to directors who are not employees of the Company. Such individuals would receive, subject to stockholder approval of the Third Amended Plan, options to purchase 6,250 shares of Common Stock on the first day of each calendar quarter the Third Amended Plan is in effect. Grants of Options under the Third Amended Plan to all other groups, including executive officers and non-executive officer employees, may include Incentive Stock Options, the granting of which are discretionary and not determinable as to amount or dollar value as of the date of this Proxy Statement.

(1) Subject to shareholder approval of the Third Amended Plan.

(2) The information provided represents the benefits that would have been received in 1997 by the Non-Executive Officer Director Group, as if the Third Amended Plan had been in effect during 1997.

(3) Represents the closing price of the Company's Common Stock on the Nasdaq National Market on the date the Options would have been granted (or the preceding date if there was no closing price on such date) had the Third Amended Plan been in effect during 1997.

                        AUTHORIZATION TO INCREASE NUMBER
                          OF SHARES OF PREFERRED STOCK
                         COMPANY IS AUTHORIZED TO ISSUE
                                (PROPOSAL NO. 4)

     The Company is presently authorized, pursuant to its Restated Certificate of Incorporation, to issue 5,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock"). The Company has, in the past, issued shares of Preferred Stock as a means of raising the additional capital necessary to finance certain acquisitions of the Company or to meet working capital requirements. Management informed the Board that an increase in the number of shares of Preferred Stock the Company is authorized to issue from 5,000 shares to 1,000,000 shares would afford the Company greater flexibility in structuring future financings, if any. Accordingly, the Board of Directors, on May 19, 1998, unanimously adopted a resolution, subject to shareholder approval, authorizing the amendment of the Company's Restated Certificate of Incorporation to increase the number of shares of Preferred Stock the Company is authorized to issue from 5,000 to 1,000,000 shares. The Company has no present plans or intentions to issue any additional shares of Preferred Stock or acquire any specific business.

                              BOARD RECOMMENDATION

     The Board of Directors believes that the approval of the foregoing four proposals is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR such proposals.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its executive offices in Malibu, California not later than February 1, 1999 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,

                                          /s/ STEPHEN G. BERMAN

                                          --------------------------------------
                                          STEPHEN G. BERMAN, Secretary
June 25, 1998

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                              JAKKS PACIFIC, INC.

                           THIRD AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

     1. Purpose of the Plan. The JAKKS Pacific, Inc. Third Amended and Restated 1995 Stock Option Plan (the "Third Amended Plan") is intended to advance the interests of JAKKS Pacific, Inc. (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling employees to acquire proprietary interests in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" (which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined), to qualified employees. In addition, the Third Amended Plan also provides for the granting of "Nonstatutory Stock Options" to all Directors who are not employees of the Company, as consideration for their services and for attending meetings of the Board of Directors, and also provides for the granting of "Nonstatutory Stock Options" to consultants and advisors who provide services to the Company.

     2. Administration. The Third Amended Plan shall be administered by the Board of Directors (the "Board"), or by a committee (the "Committee") consisting of at least two (2) Directors chosen by the Board, each of whom is a "Non-Employee Director," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as herein specifically provided, the interpretation and construction by the Board or Committee of any provision of the Third Amended Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Third Amended Plan, except as otherwise provided by law.

     3. Shares subject to the Third Amended Plan. The stock subject to grant under the Third Amended Plan shall be shares of the Company's common stock, $.001 par value (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or shares purchased from stockholders expressly for use under the Third Amended Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Third Amended Plan shall not exceed One Million Two Hundred Fifty Thousand (1,250,000) shares, subject to adjustment in accordance with the provisions of Section 13 hereof. The Company shall at all times while the Third Amended Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Third Amended Plan. In the event any Option granted under the Third Amended Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under this Third Amended Plan.

     4. Stock Option Agreement. Each Option granted under the Third Amended Plan shall be authorized by the Board or Committee and shall be evidenced by a Certificate of Stock Option Agreement which shall be executed by the Company and by the person to whom such Option is granted or such other document which evidences the grant of the Option. The Certificate of Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof.

     5. Discretionary Grant Participation. The class of persons which shall be eligible to receive discretionary grants of Options under the Third Amended Plan shall be all qualified employees (including officers) of either the Company or any subsidiary corporation of the Company and consultants and advisors who provide services to the Company or any subsidiary of the Company, other than in connection with the offer or sale of securities in a capital raising transaction. Employees shall be entitled to receive (i) Incentive Stock Options, as described in Section 7 hereafter and (ii) Nonstatutory Stock Options, as described in Section 8 hereafter.

Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or Committee, in its discretion, but subject to the provisions of the Third Amended Plan, shall determine the employees, consultants or advisors to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

     6. Participation of Directors Who Are Not Employees of the Company.

          (a) On the date any person who is not an employee of the Company first becomes a Director, such person shall automatically be granted, without further action by the Board or Committee, an option to purchase 25,000 shares of the Company's Common Stock.

          (b) On the first day of each calendar quarter during the term of the Third Amended Plan, Directors of the Company who are not employees of the Company then serving in such capacity, shall each be granted an Option to purchase 6,250 shares of the Company's Common Stock.

          (c) The option price of the shares subject to the Options set forth in Sections 6(a) and 6(b) hereof shall be the fair market value (as defined in Section 7(f) hereafter) of the Company's Common Stock on the date such Options are granted. All of such Options shall be Nonstatutory Stock Options, as described in Section 8 hereafter. The Options granted pursuant to this Section 6 shall vest entirely on the date they are granted and shall be exercisable for a period of ten (10) years.

          (d) Directors who are not employees of the Company include attorneys, accountants, consultants and advisors of the Company who, in addition to providing services in such capacity, serve as Directors of the Company.

     7. Incentive Stock Options. The Board or Committee may grant Options under the Third Amended Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") (such an Option referred to herein as an "Incentive Stock Option"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

          (a) No Incentive Stock Option shall be granted to individuals other than qualified employees of the Company or of a subsidiary corporation of the Company.

          (b) Each Incentive Stock Option under the Third Amended Plan must be granted prior to December 1, 2005, which is within ten (10) years from the date the Company's original 1995 Stock Option Plan (the "Plan") was adopted by the Board of Directors and shareholders of the Company.

          (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

          (d) No Incentive Stock Option granted under the Third Amended Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation, of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Third Amended Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

          (e) For purposes of determining stock ownership under this Section 7, the attribution rules of Section 425(d) of the Code shall apply.

          (f) For purposes of the Third Amended Plan, fair market value shall be determined by the Board or Committee and, if the Common Stock is listed on a national securities exchange or traded on the Over-the-Counter market, the fair market value shall be the closing price of the Common Stock on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Incorporated, as the case may be, on the day on which the Option is granted or on the day on which a determination of fair market value is required under the Third Amended Plan, or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.

     8. Nonstatutory Stock Options. The Board or Committee may grant Options under the Third Amended Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code, but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet these requirements shall be subject to the following terms and conditions:

          (a) A Nonstatutory Stock Option may be granted to any person eligible to receive an Option under the Third Amended Plan pursuant to Section 5 hereof.

          (b) Persons eligible to receive Nonstatutory Stock Options pursuant to
     Section 6 hereof are granted Options automatically under the Third Amended Plan, without any determination by the Board or Committee.

          (c) Subject to the price provisions of Section 6 hereof, the option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board or Committee, in its absolute discretion, at the time of the grant of the Nonstatutory Stock Option.

          (d) Subject to the provisions of Section 6 hereof, a Nonstatutory Stock Option granted under the Third Amended Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years), and shall be subject to earlier termination as expressly provided in
     Section 11 hereof.

     9. Rights of Option Holders. The holder of any Option granted under the Third Amended Plan shall have none of the rights of a stockholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of his Option.

     10. Transferability. No Option granted under the Third Amended Plan shall be transferable by the individual to whom it was granted otherwise than by will or the laws of decent and distribution, or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Securities Act, or the rules thereunder and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

     11. Termination of Employment; Death; Restrictive Covenants.

          (a) If the employment of an employee by the Company or any subsidiary of the Company shall be terminated voluntarily by the employee or for cause, then his Options shall expire forthwith. Except as provided in subsections (b) and (c) of this Section 11, if such employment or services shall terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (f) of this Section 11. For purposes of the Third Amended Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, shall not be considered to have terminated his employment.

          (b) If the holder of any Options under the Third Amended Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of the employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

          (c) If the holder of any Options under the Third Amended Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may, subject to the provision of subparagraph (f) of this Section 11, be exercised at any time within one
     (1) year after his termination of employment due to this disability.

          (d) If the services of a Director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall expire forthwith. If such services shall terminate for any other reason (including the death or disability of such Director), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination, subject to the provisions of subparagraph (f) of this Section
     11. In the event of the death of a Director who is not an employee of the Company, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such Director at any time within one (1) year after such death.

          (e) Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options hereunder, such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

          (f) An Option may not be exercised pursuant to this Section 11 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option.

          (g) For purposes of this Section 11, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by status or by contract.

          (h) Restrictive Covenants. In consideration of the Options granted pursuant to this Third Amended Plan and to induce the Company to grant such Options, all option agreements entered into as a result of Options granted hereunder shall require each optionee to agree as follows:

             (i) Definitions. As used in this Section 11(h), the following terms shall have the meanings ascribed to them in this subsection:

                "Business" shall mean the business of designing, developing, marketing, selling and/or distributing children's toys and games.

                "Competitive Company" shall mean any person, corporation, association, joint venture, partnership, or other business entity that engages in any part of the Business in competition with the Company.

                "Restrictive Period" shall mean a period of one year following the optionee's voluntary termination of his employment with the Company or the termination of his employment with the Company for cause; provided, however, that the Restrictive Period shall be extended for an additional period equal to any period during which the optionee is in violation of any of the provisions of Section 11(h)(iv), below.

                "Territory" shall mean the United States.

             (ii) Acknowledgements. The optionee will acknowledge that by reason of his position with the Company he is and will be acquainted with confidential and privileged information relating to customer files and special customer information, vendor sources and information, licenses, product lines, intellectual property (including, but not limited to, patents, trademarks and copyrights), financings, mergers, acquisitions, selective personnel information and confidential processes, designs, ideas, plans, devices and materials, and other similar matters treated by the Company as confidential (the "Confidential Information") and that use of the Confidential Information might seriously damage the Company in the operation of its Business.

             (iii) Nondisclosure. The optionee will agree not to divulge, furnish, or make accessible to any third person, company or other organization or entity (other than in the regular course of the Company's Business) any Confidential Information, without the prior written consent of the Company; provided, however, that such covenant will not apply to any Confidential Information that was known by the optionee prior to the Company's disclosure thereof to such optionee, that is or becomes through no fault of the optionee generally available to the public, or that is independently developed and supplied to the optionee by a source other than the Company.

             (iv) Covenant Not to Compete. The Optionee will agree that during the continuation of his employment with the Company and during the Restrictive Period if his employment with the Company is terminated by him voluntarily or by the Company for cause, the optionee will not, directly or indirectly, within the Territory:

                (1) own, manage, operate, control, be employed by, render advisory services to, support or assist (by loans or otherwise), participate in or be connected in the management or control of any Competitive Company, unless his affiliation with such Competitive Company is not related in any way, directly or indirectly to the sale or marketing of products or the provision of services that are of the same kind or a like nature as those products sold or services provided by the Company at the time the optionee's employment terminates; or

                (2) solicit or attempt in any manner to persuade or influence any present or future customer of the Company to divert its business from the Company to any Competitive Company.

             (v) Enforcement. The optionee will agree that in the event of any breach or threatened breach by the optionee of the foregoing covenants, the Company, in addition to any other rights and remedies it may have, will be entitled to an injunction restraining such breach or threatened breach, the optionee agreeing to stipulate that a breach by the optionee would cause irreparable damage to the Company and that its remedies at law would be inadequate. The optionee will further agree that the existence of any claim or cause of action on the part of the optionee against the Company shall not constitute a defense to the enforcement of these provisions and that the terms of the foregoing covenants, including without limitation the Restrictive Period and the Territory, are reasonable in all respects and necessary for the protection of the Company. If any court of competent jurisdiction will finally adjudicate that any of the covenants are too broad as to area, activity or time covered, the optionee will agree that such area, activity or time covered may be reduced to whatever extent such court deems reasonable and the covenants and the remedy of injunctive relief may be enforced as to such reduced area, activity or time.

     12. Exercise of Options.

          (a) Unless otherwise provided in the Certificate of Stock Option Agreement, any Option granted under the Third Amended Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board or Committee, in its absolute discretion, may provide in any Certificate of Stock Option Agreement that the exercise of any Option granted under the Third Amended Plan shall be subject (i) to such condition or conditions as it may impose, including but not limited to, a condition that the holder thereof remain in the employ or service of the Company or a subsidiary corporation of the Company for such period or periods of time from the date of grant of the Option, as the Board or

     Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In addition, in the event that under any Certificate of Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the Board or Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

          (b) An Option granted under the Third Amended Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of his check payable to the order of the Company; provided, however, that notwithstanding the foregoing provisions of this Section 12 or any other terms, provisions or conditions of the Third Amended Plan, at the written request of the optionee and upon approval by the Board of Directors or the Committee, shares acquired pursuant to the exercise of any Option may be paid for in full at the time of exercise by the surrender of shares of Common Stock of the Company held by or for the account of the optionee at the time of exercise to the extent permitted by subsection (c)(5) of
     Section 422 of the Code and, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act, to the extent permitted by Section 16(b) of the Exchange Act and the Rules of the Securities and Exchange Commission, without liability to the Company. In such case, the fair market value of the surrendered shares shall be determined by the Board or Committee as of the date of exercise in the same manner as such value is determined upon the grant of an Incentive Stock Option.

     13. Adjustment Upon Change in Capitalization.

          (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Third Amended Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

          (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     14. Further Conditions of Exercise.

          (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

          (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     15. Effectiveness of the Plan. The Plan was originally adopted by the Board of Directors on December 1, 1995. The Plan was approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company by written consent dated December 1, 1995. The Third Amended Plan was approved by the Board of Directors on May 19, 1998 and adopted by the stockholders of the Company on July 29, 1998.

     16. Termination, Modification and Amendment.

          (a) The Third Amended Plan (but not Options previously granted under the Third Amended Plan) shall terminate on December 1, 2005, which is within ten (10) years from the date of the adoption of the Plan by the Board of Directors, or sooner as hereinafter provided, and no Option shall be granted after termination of the Third Amended Plan.

          (b) The Third Amended Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

          (c) The Board of Directors may at any time, on or before the termination date referred to in Section 16(a) hereof, terminate the Third Amended Plan, or from time to time make such modifications or amendments to the Third Amended Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase (except as provided by Section 13 hereof) the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or class of employees eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

          (d) No termination, modification or amendment of the Third Amended Plan, may without the consent of the individual to whom an Option shall have been previously granted, adversely affect the rights conferred by such Option.

     17. Not a Contract of Employment. Nothing contained in the Third Amended Plan or in any Certificate of Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company.

     18. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Third Amended Plan shall constitute general funds of the Company.

     19. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Third Amended Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

     20. Definitions. For purposes of the Third Amended Plan, the terms "parent corporation" and "subsidiary corporation" shall have the same meanings as set forth in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     21. Governing Law. The Third Amended Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the law of the State of Delaware.

                              JAKKS PACIFIC, INC.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 29, 1998

     Know all men by these presents, that the undersigned hereby constitutes and appoints Jack Friedman and Stephen G. Berman and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of JAKKS Pacific, Inc., standing in the name of the undersigned at the close of business on June 10, 1998, at the Annual Meeting of Stockholders of the Company to be held on July 29, 1998 at the Sherwood Country Club, 320 West Stafford Road, Thousand Oaks, California 91361, on June 29, 1998 at 2:00 p.m. local time, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

       This proxy is solicited by the Board of Directors of the Company.

               (Continued and to be signed on the reverse side.)

[X] PLEASE MARK YOUR VOTES AS THIS EXAMPLE

1. Election of Directors      [ ] FOR      [ ] AGAINST

 Nominees are: Jack Friedman, Stephen G. Berman, Michael G. Miller, Murray L.
   Skala and Robert E. Glick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Approval of appointment of Pannel Kerr Forster, Certified Public Accountants, a professional corporation, as the Company's auditors.
                                       [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. Approval of the Company's Third Amended and Restated 1995 Stock Option Plan as to which options may be granted to the Company's employees and others for
   1,250,000 Shares.                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

4. Authorization of amendment to the Company's Restated Certificate of Incorporation increasing the number of shares of Preferred Stock the Company
   is authorized to issue.             [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

5. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any
   adjournment thereof.                [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                                          The shares represented
                                                       by this proxy will be
                                                       voted in the manner
                                                       indicated, and if no
                                                       instructions to the
                                                       contrary are indicated,
                                                       will be voted FOR all
                                                       proposals listed above.
                                                       Number of shares owned by
                                                       undersigned.

                                                       Signature(s):

                                                       -------------------------

                                                       Date:
                                                       -------------------------

                                                       Signature(s):

                                                       -------------------------

                                                       Date:
                                                       -------------------------

                                                       IMPORTANT: Please sign
                                                       exactly as your name or
                                                       names are printed here.
                                                       Executors,
                                                       administrators, trustees
                                                       and other persons signing
                                                       in a representative
                                                       capacity should give full
                                                       title.